EXHIBIT 24A

3333 HOLDING CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the “Company”), to execute and file with the Securities and Exchange Commission (the “Commission”) post-effective amendments to each of the Company’s Registration Statements on Form S-8 and Form S-3 (File Nos. 33-55083-01, 333-107701-02, 33-44515-01, 333-28229-01, 333-55717-01, 333-74185-01, 333-86041-01, 333-100682-02, 333-68790-02, 333-103440-02, 333-109869-02, 333-110269-01, 333-49966-01, 333-54722-01, 333-83212-03), pertaining to beneficial interests in 1000 shares of the Company’s common stock, par value $0.01 per share (“Holding Common Stock”), which were filed with the Commission to register that portion of the beneficial interest in the Holding Common Stock that corresponded to shares of Centex Corporation (“Centex”) common stock, par value $0.25 per share, to be issued and sold under Centex’s corresponding Registration Statements on Forms S-8 and Form S-3 (File Nos. 33-55083, 333-107701, 33-44515, 333-28229, 333-55717, 333-74185, 333-86041, 333-100682, 333-68790, 333-103440, 333-109869, 333-110269, 333-49966, 333-54722, 333-83212), respectively, together with any and all additional amendments to the Company’s Registration Statements.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2004.

/s/ LAURENCE E. HIRSCH
Laurence E. Hirsch
Director 3333 Holding Corporation

EXHIBIT 24A

3333 HOLDING CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the “Company”), to execute and file with the Securities and Exchange Commission (the “Commission”) post-effective amendments to each of the Company’s Registration Statements on Form S-8 and Form S-3 (File Nos. 33-55083-01, 333-107701-02, 33-44515-01, 333-28229-01, 333-55717-01, 333-74185-01, 333-86041-01, 333-100682-02, 333-68790-02, 333-103440-02, 333-109869-02, 333-110269-01, 333-49966-01, 333-54722-01, 333-83212-03), pertaining to beneficial interests in 1000 shares of the Company’s common stock, par value $0.01 per share (“Holding Common Stock”), which were filed with the Commission to register that portion of the beneficial interest in the Holding Common Stock that corresponded to shares of Centex Corporation (“Centex”) common stock, par value $0.25 per share, to be issued and sold under Centex’s corresponding Registration Statements on Forms S-8 and Form S-3 (File Nos. 33-55083, 333-107701, 33-44515, 333-28229, 333-55717, 333-74185, 333-86041, 333-100682, 333-68790, 333-103440, 333-109869, 333-110269, 333-49966, 333-54722, 333-83212), respectively, together with any and all additional amendments to the Company’s Registration Statements.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2004.

/s/ TIMOTHY R. ELLER
Timothy R. Eller
Director 3333 Holding Corporation